UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: July 19, 2007
(Date of earliest event reported)

ROYAL INVEST INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware --------------------------------	000-27097 --------------------------------	98-021578 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Avenue of the Americas, 24th Floor
New York, NY 10019-4702
----------------------------------
(Address of principal executive offices) (Zip Code)

(203) 557-3845
---------------------------------------------------------------
(Registrant’s telephone no., including area code)

---------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

                                Financial Statements:

    On or about September 16, 2007 the Registrant submitted a Form 8-k stating that on or about July 19, 2007 the Registrant through its subsidiary Royal Invest Europe B.V. through Mr. David Havenaar of Rotterdam, the Netherlands, its Managing Director, made an acquisition when it signed a Transfer of Shares agreement in front of a civil notary in The Netherlands whereby it acquired the shares of Rico Staete B.V., a private company with limited liability whose registered office is in Amsterdam and whose place of business is at 1067 SX Amsterdam, Osdorperweg 522a, company number B.V. 236.586, from Machine Transport Midden-Nederland B.V., a private company with limited liability whose registered office is in Bunnik, The Netherlands, having its main office at 2231 HV Rijnsburg, The Netherland, Brouwerstraat 138C, entered in the commercial register of the Chamber of Commerce and Industry for Utrecht under file number 30157069, for the price of €1.038.969 (approximately $1,412,998 USD) to be paid to the Seller in accordance with the Loan Agreement from Seller to Royal Invest Europe B.V. and subject to a Pledge Agreement.

    The following are the audited financial statements relating to said acquisition.

a.       Financial Statements of Business Acquired.

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          RICO STAETE B.V. FINANCIAL STATEMENTS, JUNE 30, 2007 and DECEMBER 31, 2006 and 2005

                      Balance Sheets as of June 30, 2007 and December 31, 2006 and 2005

                      Statements of Operations for the six months ended June 30, 2007 and for the years ended December 31, 2006 and 2005

                      Statements of Cash Flows for the six months ended June 30, 2007 and for the years ended December 31, 2006 and 2005

              Notes to Financial Statements

b.        Pro Forma Financial Information.

                      Pro forma Balance Sheet as of June 30, 2007

                      Pro forma Statement of Operations as of June 30, 2007

Rico Staete B.V.

Audited Financial Statements

For the Six Months Ended June 30, 2007
and
For the Years Ended December 31, 2006 and 2005

MEYLER & COMPANY, LLC
CERTIFIED PUBLIC ACCOUNTANTS
ONE ARIN PARK
1715 HIGHWAY 35
MIDDLETOWN, NJ 07748

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Rico Staete B.V.

We have audited the accompanying balance sheets of Rico Staete B.V. as of June 30, 2007 and December 31, 2006 and 2005 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the six months ended June 30, 2007 and each of the two years in the period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rico Staete B.V. as of June 30, 2007 and December 31, 2006 and 2005 and the results of its operations and its cash flows for the six months ended June 30, 2007 and each of the two years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

                                                                                                                                                                                                                 /s/ Meyler & Company, LLC
Middletown, NJ
October 31, 2007

RICO STAETE B.V.
BALANCE SHEETS

		December 31,
	June 30, 2007	2006	2005
ASSETS

CURRENT ASSETS
Rental Property
Land	$567,176	$555,727	$498,526
Buildings	5,303,146	5,196,100	4,661,259

	5,870,322	5,751,827	5,159,785
Less accumulated depreciation	(661,817)	(595,303)	(438,672)
Net Investment in Rental Property	5,208,505	5,156,524	4,721,113

Cash and cash Equivalents	46,213	63,826	41,285
Accounts Receivable, net of allowance for doubtful accounts of $-0- at June 30, 2007 and December 31, 2006, and $12,008 at December 31, 2005	153,725	99,149	49,245
Net VAT Receivable - Germany	39,919	26,879	18,774
Income Tax Receivable - Netherlands	20,893	21,435	28,814
Loan Receivable	2,405
Total Assets	$5,471,660	$5,367,813	$4,859,231

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES
Mortgage Payable	$4,647,976	$4,612,075	$4,226,798
Accounts Payable	110,114	87,349	37,853
Accrued Expenses and other Liabilities	16,844	13,203	5,922
Net VAT Payable - Netherlands	710	1,873	7,639
Income Tax Payable - Germany	59,009	46,317	66,748
Loans Payable Related Party	-	8,301	784,073
Rents Received in Advance	43,061	42,192	37,849
Deferred Income Taxes	235,815	234,462	216,441
Total Liabilities	5,113,529	5,045,772	5,383,323

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock 140 shares authorized, issued and outstanding	21,670	21,670	21,670
Additional Paid-In Capital	784,461	784,461	2,889
Accumulated Other Comprehensive Income	121,715	114,687	83,304
Accumulated Deficit	(569,715)	(598,777)	(631,955)

Total Stockholders' Equity (Deficit)	358,131	322,041	(524,092)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$5,471,660	$5,367,813	$4,859,231

See accompanying notes to financial statements.

RICO STAETE B.V.
STATEMENTS OF OPERATIONS

	For the Six Months Ended	For The Years Ended
	June 30,	December 31,
	2007	2006	2005
REVENUES
Base Rents	$254,907	$478,994	$490,005

EXPENSES
Operating Services	5,240	13,268	9,445
Real Estate Taxes	8,407	15,163	20,961
General and Administrative	14,367	52,005	12,120
Depreciation	53,525	101,138	100,266
Total Expenses	81,539	181,574	142,792
Operating Income	173,368	297,420	347,213

Interest Expense	135,184	245,132	265,148

Income from Continuing Operations Before Income Taxes	38,184	52,288	82,065
Income Tax Expense	9,122	19,110	22,828
Net Income from Continuing Operations	29,062	33,178	59,237

Discontinued Operations:
Realized Loss on Disposal of Rental Property, net	-	-	(45,782)
Net Income	$29,062	$33,178	$13,455

See accompanying notes to financial statements.

RICO STAETE BV
STATEMENTS OF CASH FLOWS

	For The Six
	Months Ended	For The Years End
	June 30, 2007	December 31,
	2007	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$29,062	$33,178	$13,455
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	53,525	101,138	100,266
Loss on disposal of rental property			45,782
Accrued Interest on loans payable related party			25,978
Changes in operating assets and liabilities
Increase in accounts receivable, net	(51,831)	(42,106)	(3,770)
Increase in net VAT receivable Germany	(12,319)	(5,662)	(19,741)
Decrease in income tax receivable - Netherlands	971	10,167
Increase in loan receivable related party	(2,373)
Increase (decrease) in accounts payable	20,683	48,347	(201,693)
Increase in accrued expenses and other liabilities	3,324	6,281	312,593
Decrease in net VAT payable - Netherlands	(1,186)	(6,320)	(5,632)
Decrease in net VAT payable - Germany			(13,967)
Increase (decrease) in income tax payable - Germany	11,581	(26,726)	29,255
Decrease in deferred income taxes payable	(3,430)	(6,483)	(6,429)
Net cash provided by operating activities	48,007	111,814	276,097

CASH FLOWS FROM INVESTING ACTIVITIES
Commission paid on disposal of rental property			(45,782)
Net cash used in investing activities	-	-	(45,782)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on mortgage payable	(58,323)	(94,874)	(167,675)
Proceeds from loans payable related party			2,264
Payments on loans payable related party	(8,358)		(29,823)
Net cash used in financing activities	(66,681)	(94,874)	(195,234)

Net (decrease) increase in cash and cash equivalents	(18,674)	16,940	35,081

Adjustment for change in exchange rate	1,061	5,601	3,874

Cash and cash equivalents, beginning of period	63,826	41,285	2,330

Cash and cash equivalents, end of period	$46,213	$63,826	$41,285

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

CASH PAID FOR:
Interest	$135,184	$245,132	$265,148
Income taxes	$	$14,141	$36,479

NON-CASH INVESTING AND FINANCING TRANSACTIONS:
Accounts payable on behalf of the Company by related party		$5,385
Loan payable related party converted to additional paid-in capital		$781,572
Disposal of rental property:
Cost of rental property disposed of			$3,426,547
Accumulated depreciation on rental property disposed of			$(1,204,277)
Mortgage payable on rental property disposed of			$(2,222,070)

Accrued interest paid on behalf of the Company by related party			$311,348

See accompanying notes to financial statements.

RICO STAETE B.V.
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
June 30, 2007

				Accumulated
			Aditional	Other		Total
	Common Stock		Paid-In	Comprehensive	Accumulated	Stockholders'
	Shares	Amount	Capital	Income	Deficit	Equity (Deficit)
Balance at December 31, 2004	140	$21,670	$2,889		$(645,410)	$(620,851)
Adjustment for exchange rate changes				$83,304		83,304
Net Income for the Year Ended December 31, 2005					13,455	13,455

Balance at December 31, 2005	140	21,670	2,889	83,304	(631,955)	(524,092)
December 31, 2006 conversion of loan payable related party			781,572			781,572
Adjustment for exchange rate changes				31,383		31,383
Net Income for the Year Ended December 31, 2006					33,178	33,178

Balance at December 31, 2006	140	21,670	784,461	114,687	(598,777)	322,041
Adjustment for exchange rate changes				7,028		7,028
Net Income for the Six Months Ended June 30, 2007					29,062	29,062

Balance at June 30, 2007	140	$21,670	$784,461	$121,715	$(569,715)	$358,131

See accompanying notes to financial statements.

RICO STAETE B.V.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007

NOTE A – THE COMPANY AND NATURE OF BUSINESS

Rico Staete B.V. (the “Company”), a Dutch corporation is a real estate investment trust (“REIT”) providing acquisition and tenant-related services for its property.  The Company presently owns one property in Germany that consists of approximately 9.005 m2 (approximately 96,9 thousand square feet) rentable floor surface business accommodation as well as 1.478 m2 (approximately 15,9 thousand square feet) rentable floor office space.

NOTE B – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Foreign Currency Translation
The Company considers the EURO to be its functional currency.  Assets and liabilities were translated into US dollars at the year-end exchange rates.  Statement of operations amounts were translated using the average rate during the year.  Gains and losses resulting from translating foreign currency financial statements were accumulated in other accumulated comprehensive income, a separate component of stockholders' equity (deficit).

Rental Property
Rental properties are stated at cost less accumulated depreciation. Costs directly related to the acquisition of rental properties are capitalized. Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments, which improve or extend the life of the asset, are capitalized and depreciated over their estimated useful lives.

Properties are depreciated using the straight-line method over the estimated useful lives of the assets.  The estimated useful lives for buildings are estimated to be 50 years.

Cash and Cash Equivalents
All highly liquid investments with a maturity of three months or less when purchased are considered to be cash equivalents.

Revenue Recognition
Base rental revenue is recognized on a straight-line basis over the terms of the respective leases. Other income includes income from parking spaces leased to tenants, income from tenants for additional services arranged for by the Company and income from tenants for early lease terminations.

Allowance for Doubtful Accounts
Management periodically performs a detailed review of amounts due from tenants to determine if accounts receivable balances are impaired based on factors affecting the collectability of those balances.  Management’s estimate of the allowance for doubtful accounts requires management to exercise significant judgment about the timing, frequency and severity of collection losses, which affects the allowance and net income.

Income and Other Taxes
Rico Staete B.V. is a Dutch corporation with one real estate property located in Germany. The rental income originates from a German tenant in Germany and therefore subject to the German tax laws. Rico Staete B.V. declares and pays the income tax according the German tax rules. Since Rico Staete B.V. is a Dutch corporation, it is also subject to Dutch tax laws, it therefore also needs to do income tax declarations in the Netherlands. The difference between the German and the Dutch income tax is payable in the Netherlands.

Comprehensive Income
SFAS No. 130 establishes standards for the reporting and disclosure of comprehensive income and its components which will be presented in association with a company's financial statements.  Comprehensive income is defined as the change in a business enterprise's equity during a period arising from transactions, events or circumstances relating to non-owner sources, such as foreign currency translation adjustments and unrealized gains or losses on available-for-sale securities.  It includes all changes in equity during a period except those resulting from investments by or distributions to owners.  Comprehensive income is accumulated in accumulated other comprehensive income, a separate component of stockholders' equity, in the balance sheet.

NOTE B – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates  and  assumptions that  affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation 48, “Accounting for Income Tax Uncertainties” (“FIN 48”). FIN 48 defines the threshold for recognizing the benefits of tax return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority. Recently issued literature also provides guidance on the de-recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. FIN 48 also includes guidance concerning accounting for income tax uncertainties in interim periods and increases the level of disclosures associated with any recorded income tax uncertainties. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company does not anticipate that the adoption of FIN 48 will have any significant impact on its financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value under other accounting pronouncements that permit or require fair value measurements, and changes the methods used to measure fair value and expands disclosures about fair value measurements. In particular, disclosures are required to provide information on the extent to which fair value is used to measure assets and liabilities; the inputs used to develop measurements; and the effect of certain of the measurements on earnings (or changes in net assets). SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Early adoption, as of the beginning of an entity's fiscal year, is also permitted, provided interim financial statements have not yet been issued. The Company is currently evaluating the potential impact, if any, that the adoption of SFAS No. 157 will have on its financial statements.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB No. 108”). SAB No. 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in the current year financial statements. SAB No. 108 requires registrants to quantify misstatements using both a balance sheet and an income statement approach and evaluate whether either approach results in quantifying a misstatement that, when all relevant quantitative and qualitative factors are considered, is material. SAB No. 108 does not change the guidance in SAB No. 99,  “Materiality,” when evaluating the materiality of misstatements. SAB No. 108 is effective for fiscal years ending after November 15, 2006. Upon initial application, SAB No. 108 permits a one-time cumulative effect adjustment to beginning retained earnings.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”). SFAS 159 allows entities to measure at fair value many financial instruments and certain other assets and liabilities that are not otherwise required to be measured at fair value. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company has not yet determined what impact, if any, that adoption will have on results of operations, cash flows or financial position.

NOTE C – MORTGAGE PAYABLE

The Mortgage is payable to a bank in monthly installments of $ 22,335. The mortgage bears a variable interest rate at the monthly euribor + 2%. The mortgage is collateralized by the land and building.

Currently, the Company is negotiating to refinancing this property with another major mortgage supplier.

NOTE C – MORTGAGE PAYABLE (CONTINUED)

At June 30, 2007, minimum future principal payments over the next five years and in the aggregate are as follows:

Twelve Months Ended June 30,	Amount
2008	$509,802
2009	509,802
2010	509,802
2011	509,802
2012	509,802
Thereafter	2,098,966
Total	$4,647,976

NOTE D – LOANS PAYABLE RELATED PARTY
Loans payable related party amounting to $ -0-, $8,301, and $784,073 at June 30, 2007 and December 31, 2006 and 2005, respectively, represent loans provided for the use of  working capital and costs advanced by FVG B.V. for the Company. At December 31, 2006, an amount of $ 775,772 was reclassified to Additional Paid In Capital. The loans and advances were provided by FVG B.V., the previous 100% shareholder of the Company.

NOTE E - TENANT LEASES

At June 30, 2007, the Property is leased to one tenant under an operating lease expiring in 2008. Substantially the lease provides for annual base rents and the pass-through of charges for electrical usage.

Future minimum rentals to be received under non-cancelable operating leases at June 30, 2007 are as follows:

Twelve Months Ended June 30,	Amount
2008	$509,814
2009	254,907
Thereafter

Total	$764,721

NOTE F – DISCONTINUED OPERATIONS

On December 15, 2004, the Company sold its 42,464 square-foot office building located at Roggestraat in Nieuw Vennep, Netherlands for net sales proceeds of approximately $ 2,1 million and recognized a loss of approximately $ 1,1 million on the sale. The loss was recognized in 2004, although the transaction closed in 2005. In connection with the closing, the Company incurred a $45,000 commission expense.

The sold property was financed with short-term loans. After the expiration dates of these loan agreements, Rico Staete B.V. faced difficulties refinancing the property due to changes in the real estate market. The property had significant vacant positions and the mortgage suppliers were charging high provisions and penalties. Therefore Rico Staete B.V. sold the property and recognized a loss on the sale.

NOTE G – INCOME TAXES

In the past, Rico Staete B.V. sold certain properties at a profit. Dutch tax law allows Real Estate Investment Trusts to postpone the payment of income tax resulting from the sale of properties by setting up a replacement

NOTE G – INCOME TAXES (CONTINUED)

reserve to purchase another property within a certain time. A portion of the original profit is due immediately and a substantial portion is allowed to be deferred over 35 years. Accordingly, the Company has a deferred tax liability of $235,815, $234,462 and $216,441 at June 30, 2007, and December 31, 2006 and 2005 respectively.

The Company’s effective tax rate for the Netherlands and Germany was 25%, 40% and 27% for the six months ended June 30, 2007 and for the years ended December 31, 2006 and 2005 respectively. The principal difference between the actual rate of 23,8%, 36,5% and 28,81% and the effective tax rate for the six months ended June 30, 2007, and for the years ended December 31, 2006 and 2005 is the impact of the deferred tax amortization.

NOTE H – SUBSEQUENT EVENTS

On July 19, 2007, FVG BV, the sole shareholder of the Company, sold 100% of the issued and outstanding shares of the Company to Royal Invest International Corp. and on August 23, 2007, Rico Staete B.V. changed its name to Royal Invest Germany Properties 1 BV.

ROYAL INVEST INTERNATIONAL CORP. AND SUBSIDIARY
PRO-FORMA BALANCE SHEET
JUNE 30, 2007

			Pro-forma		Pro-forma
	RIIC	Rico Staete	Adjustments		Balance Sheet
	June 30, 2007	June 30, 2007	June 30, 2007		June 30, 2007
ASSETS

CURRENT ASSETS
Rental Property
Land	$	$567,176	$		$567,176
Buildings		5,303,146	(2)	380,062	5,683,208

	-	5,870,322		380,062	6,250,384
Less - accumulated depreciation		(661,817)	(2)	661,817	-
Net Investment in Rental Property	-	5,208,505		1,041,879	6,250,384

Cash and cash Equivalents	140	46,213			46,353
Accounts Receivable		153,725			153,725
Prepaid Expenses	11,453				11,453
Net VAT Receivable - Germany		39,919			39,919
Income Tax Receivable - Netherlands		20,893			20,893
Loan Receivable		2,405			2,405
Investment in Rico Staete B.V.			(1)	1,400,010
			(2)	(1,400,010)
Total Assets	$11,593	$5,471,660		$1,041,879	$6,525,132

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES
Mortgage Payable		4,647,976			4,647,976
Accounts Payable	149,317	110,114			259,431
Accrued Expenses and other Liabilities	97,905	16,844			114,749
Net VAT Payable - Netherlands		710			710
Income Tax Payable - Germany	2,452	59,009			61,461
Loans Payable Related Party	13,086	-			13,086
Notes Payable			(1)	1,400,010	1,400,010
Convertible promissory notes payable	285,000				285,000
Accrued Interest	46,631				46,631
Rents Received in Advance		43,061			43,061
Deferred Income Taxes		235,815			235,815
Total Liabilities	594,391	5,113,529		1,400,010	7,107,930

Stockholders' Equity (Deficit)
For Royal Invest; Common Stock, $0,001 par value; 300,000,000 shares authorized; 9,236,372 issued and outstanding at June 30, 2007; For Rico Staete; Common Stock 140 shares authorized, issued and outstanding	9,236	21,670	(2)	(21,670)	9,236
Additional Paid-In Capital	1,105,763	784,461	(2)	(784,461)	1,105,763
Accumulated Other Comprehesive Income	89	121,715	(2)	(121,715)	89
Stock Subscription Receivable	(239,899)				(239,899)
Accumulated Deficit	(1,457,987)	(569,715)	(2)	569,715	(1,457,987)
					-
Total Stockholders' Equity (Deficit)	(582,798)	358,131		(358,131)	(582,798)

Total Liablities and Stockholders' Equity (Deficit)	$11,593	$5,471,660		$1,041,879	$6,525,132

See accompanying notes to pro forma financial statements.

NOTES
(1)	To setup purchase price and investment in Rico Staete B.V. by Royal Invest International Corp.
(2)	Elimination of acquisition equity of Rico Staete B.V. and acquisition.

ROYAL INVEST INTERNATIONAL COPR. AND SUBSIDIARIES
PRO-FORMA STATEMENTS OF OPERATIONS
JUNE 30, 2007

			Pro-forma	Pro-forma
	RIIC	Rico Staete	Adjustments	P&L
	June 30, 2007	June 30, 2007	June 30, 2007	June 30, 2007
REVENUES
Base Rents	$	$254,907	$	$254,907
	-	254,907	-	254,907

EXPENSES
Operating Services		5,240		5,240
Real Estate Taxes		8,407		8,407
General and Administrative	449,041	14,367		463,408
Depreciation		53,525		53,525
Interest Expense	14,250	135,184		149,434
Total Expenses	463,291	216,723	-	680,014
Operating Loss Income	(463,291)	38,184	-	(425,107)

Income(Loss) Before Income Taxes	(463,291)	38,184	-	(425,107)
Income Tax Expense		9,122		9,122
Net Income(Loss)	$(463,291)	$29,062	$-	$(434,229)

See accompanying notes to pro forma financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL INVEST
(Registrant)

Date: November 19, 2007	By: /s/ JERRY GRUENBAUM
Jerry Gruenbaum
Chief Executive Officer
(Duly Authorized Officer)

Date: November 19, 2007	By: /s/ NATHAN LAPKIN
Nathan Lapkin
Chief Financial Officer
and President
(Principal Financial
and Accounting Officer)